NAREIT Institutional Investor Forum
June 7, 2004

Safe Harbor

Certain statements contained in this presentation that are not related to historical results, are forward-looking statements, such as anticipated liquidity and capital resources, closing of financing commitments and anticipated occupancy dates for new tenants. The matters referred to in forward-looking statements are based on assumptions and expectations of future events which may not prove to be accurate and which could be affected by the risks and uncertainties involved in the Company's business many of which cannot be predicted with accuracy and some of which might not even be anticipated. Prospective investors are cautioned that any such statements are not guarantees of future performance and that actual results may differ materially from those projected and implied in the forward-looking statements. These risks and uncertainties include, but are not limited to, the burden of the Company's substantial debt obligations; the risk that the Company may not be able to refinance its debt obligations on reasonable terms, if at all; the highly competitive nature of the real estate leasing market; adverse changes in the real estate markets including, among other things, competition with other companies; general economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of prospective tenants and lease rents; financial condition and bankruptcy of tenants, including termination of leases by bankrupt tenants; the availability and terms of debt and equity financing; risks of real estate acquisition, expansion and renovation; construction and lease-up delays; the level and volatility of interest rates; governmental actions and initiatives; environmental/safety requirements; as well as certain other risks described in the Company's Form 10-K. Subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by cautionary statements in this paragraph and elsewhere described in the Company's Form 10-K and in other reports we filed with Securities and Exchange Commission.

Corporate Overview

Who we are...Corporate Overview Kramont Realty Trust (NYSE:KRT) is a self-administered, self-managed equityreal estate investment trust (REIT). What we do... The Trust owns, manages,develops and redevelops neighborhood and community shopping centers with merchants who provide life’s essentials-groceries, health and beauty products,family apparel and financial and personal services. What we’re made of... Thecompany owns, operates, manages and has under development 94 properties in 16states comprising 12.3 million square feet of gross leasable area.

Corporate Overview

Where we came from…

1997 Montgomery Realty merged into CV REIT

2000 Kranzco merged into CV REIT to form Kramont

Goals Since the formation of Kramont…

- Assimilate organizations, implement systems and integrate Kranzco properties
- Add value to the portfolio through redevelopment, repositioning and divesting of non-core assets
- Enhance the financial flexibility of the Trust through balance sheet improvements

StrategyCore Competency & Strategic FocusNeighborhood & community shopping centers. East coast geographic concentration. - — -Portfolio growth through wholly- owned and joint venture investments.

StrategyOpportunity IdentificationInternal: - — - — -Expansion Renovation Re-merchandise Re-tenant Disposition External:- — -Acquisitions Developments Balance Sheet Improvements

Management & Governance

ManagementSenior management has an average of 28 years of real estateexperience Lean, agile employee base: 13 senior officers 130 employees Fully integrated operating company including in- house finance, leasing, legal,development, marketing, asset and property management

GovernanceCommitted to ethical stewardship and financial transparency as NYSE public company. Audit, compensation & nominating committees are comprised exclusivelyof independent Trustees.

Portfolio

Portfolio NET OPERATING INCOME BY REGION New England Central Southern Mid-Atlantic 68% 11% 2% 19%

Portfolio Average Center Size: 129,253 square feet Grocery/Drug/Value store anchored: 80% CHARACTERISTICS

Portfolio Excluding four properties in redevelopment, occupancy is 93%. Overall portfolio occupancy is 89%.

OCCUPANCY OCCUPANCY (excluding redevelopment properties) Portfolio 93% Q1 2004 93% 2003 94%2002 92%2001100% 95% 90% 85% 80%

Portfolio Top 10 Tenants — Fixed Minimum Rent (FMR)
(as of May 31, 2004)Total Annual% FMR Rentof KRT Total 1Wal — Mart$ 5,807,932 6.71%2Ahold$ 4,885,8775.64% 3TJX Companies$ 2,550,7982.95%4Kmart$ 2,295,8322.65%5ShopRite$ 1,758,5422.03% 6Kohl’s$ 1,583,7301.83%7Food Lion$997,4681.15%8Regal Entertainment Group$994,2601.15%9Sports Authority$931,9641.08%10Clemens Markets, Inc.$910,0931.05%TOTALS$22,716,494 26.24%

PortfolioTop 10 Tenants — Gross Leasable Area (GLA) % Square Feet of KRT Total 11.08% 5.55%5.22% 2.53% 1.60% 1.54% 1.33% 1.20% 1.20%1.03% 32.28% Total Square Feet 1,206,558604,161 568,183 275,275 174,240 167,786145,123 130,909 130,751 111,615 3,514,601Wal — Mart Ahold Kmart TJX CompaniesKohl’s ShopRite Food Lion Home DepotPeebles Redner’s TOTALS(as of May 31, 2004) 1 2 3 4 5 6 7 8 9 10

Portfolio Lease Expirations8% 28 10% 20078%20066%005as a % of overall GLA (as of March 31, 2004)4%Remainder of 200425%20%15%10%5%0%

2003 & Q1 2004 Acquisitions Portfolio $137 million total activity $67 million wholly owned $70 million in joint venture

2003 ACQUISITIONS:Portfolio SupermarketSupermarkets. ShopRite- 31,500 square foot ShopRite Sumas (Springfield, NJ) on a long term, triple net lease. 14,000 square foot office building (Springfield, NJ) headquarters for Village Supermarket, Inc. (NASDAQ:VLGEA), operator of ShopRite

Portfolio .The center will be anchored by an 80,700 square foot Supermarket. ShopRite -24 developable acres, containing an existing 54,250 square foot ShopRite Supermarket (Somers Point, NJ) A 194,000 square foot shopping center (Ocean Heights Shopping Center) is under construction. world class, Super ShopRite 2003 ACQUISITION: Sumas

2003 ACQUISITIONS: Portfolio One center purchased with cash and shares in KRT. Four centers were acquired in joint venture with SSR Realty Advisors. Five centers in Binghamton, New York MSA:

Portfolio 2003 ACQUISITIONS Binghamton (Vestal), NY Portfolio: Campus Plaza 160,646 sq. ft.

Portfolio KRAMONT/SSR JOINT VENTURE Binghamton (Vestal), NY Portfolio:at Vestal: Town SquareMall: Parkway Plaza: ShoppesPier I Center:

Portfolio Christmas Tree Plaza Orange, Connecticut136,016 square foot shopping center located on 20 acres near the intersection of Conn. Route 1 and the Conn. Turnpike (I-95). The center is 100% occupied and has ten stores including a 55,000 square foot Christmas Tree Shops store and a 22,080 square foot AC Moore store.

PortfolioPerkins Farm Marketplace Worcester, Massachusetts 203,308 square foot shopping center located just north of the Massachusetts Turnpike (Interstate 90) and Route 20. The center is anchored by Super Stop & Shop, Building #19 and A.J. Wright on long-term, triple-net leases.

2003 DISPOSITIONS: PortfolioNet Proceeds of $17 million 3 acre out-parcel at Bensalem Square (Bensalem, PA) 28 acres in Miramar, FL 9.1 acres in Dania, FL Hillcrest Mall in Phillipsburg, NJ Century Village Office Building in West Palm Beach, FL

Asset Enhancement

Asset EnhancementRecently Completed Projects

Asset EnhancementBarn Plaza Doylestown, Pennsylvania 237,688 sq. ft. Proactively recaptured an under- performing supermarket space. Negotiated a $2.6 million use restriction fee from the tenant. Leased 88,000 square feet to Kohl’s. 57% increase in space from the former supermarket. Opened April 11, 2003. Façade renovation complete.

Asset Enhancement at Valley Forge Phoenixville, Pennsylvania 174,287 sq. ft. Shoppes 100 company. Fortune Renovation/“de-malling” completed. Proactively recaptured space from Ames. Executed a lease for 60,000 square foot Redner’s. Guaranteed by SuperValu: A The nation’s leading food distributor. Opened May 21, 2003.

Asset Enhancement Village Oaks Pensacola, Florida 171,653 sq. ft. department store New Bealls replaced former Wal-Mart store. opened September 19, 2003. Bealls

Asset Enhancement Bristol (Bucks County), Pennsylvania 278,458 sq. ft. Aggressively recaptured space from Ames prior to its liquidation. Executed a lease with Wal-Mart for 118,389 square feet in the expanded Ames space. Wal-Mart opened July 16, 2003. Façade renovation completed.

Asset Enhancement Wal-Mart opened in 86,000 square feet in 2002. Complemented by existing Home Depot and T.J. Maxx. Existing supermarket needed to vacate. Giant Supermarket needed a proven location and opened November 20, 2003.

Asset Enhancement Other Completed Redevelopments Marlton Crossing Groton Square Valley Fair Whitehall Square Park Centre Marlton, New Jersey Groton, Connecticut Devon, Pennsylvania Allentown, Pennsylvania Columbia, South Carolina

New Development

New Developments Ocean Heights Shopping Center Somers Point, New Jersey 24 developable acres, containing an Supermarket soon to be demolished. A 194,000 square foot shopping center will be anchored by an 80,700 square foot Supermarket. existing 54,250 square foot ShopRite world-class Super ShopRite

New Developments Ocean Heights Shopping Center Proposed Master Plan

Balance Sheet Improvement & Financial Results

Balance Sheet Improvement & Financial Results Over $130.0 million of capital raised since 2002: $31.3 million of common shares in May 2002 $29.4 million of common shares in December 2002 $60.0 million of 8.25% preferred shares in December 2003 9 9 9 $10.0 million of 8.25% preferred shares in February 2004 9

Balance Sheet Improvement & Financial Results8.25% Series E Cumulative Preferred Shares Sold $60 million of 8.25% Series E Cumulative Preferred Shares on December 30, 2003. Shares were issued for the redemption of $41.3 million of 9.5% Series D Preferred Shares. Sold 400,000 Series E Shares to certain clients of Cohen & Steers Capital Management, Inc. on February 27, 2004, for an effective yield of 8.10%.9 9 9

Balance Sheet Improvement & Financial Results $190 million mortgage financing from Metropolitan Life Insurance Company (MetLife).• basis replaced. 2003. loan. 184 in being previous 6.12%, debt maturing the is the debt in loan on 27 of vs. MetLife 7.96% million assets the the on than $182 15 by rate lower Refinanced Secured Interest points• 9• annually. savings • 2003. 16, interest June million• Closed $3.3• 9

Balance Sheet Improvement & Financial Results Total Market Cap of Over $1 Billion Q1 2004 2003 2002 2001 (as of March 31, 2004) 1,200,000,000 1,000,000,000 800,000,000 600,000,000 400,000,000 200,000,000 0Common shares Common OP Units Preferred A Preferred B Preferred D Preferred E Debt

Market Capitalization (as of March 31, 2004)$486.8 Common Shares & OP Units Preferred Shares $99.6 Debt $1,084,700,000 $498.3

Balance Sheet Improvement & Financial Results Debt to Market Capitalization (as of March 31, 2004) 45.9% 31-Mar-04 43.1% 2003 52.5% 2002 57.5% 2001 70.0% 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0%

Balance Sheet Improvement & Financial ResultsBlended Interest Rates Debt - Floating Fixed December 31, 2003 Avg. Rate 3.11% 6.75% 6.71%(14%) (86%) 71,300 427,000 498,300 (100%)Balance $ March 31, 2004 Weighted Avg. Rate 3.35% 6.64% 6.17% 6,354 444,717 Weighted Balance $ $451,071

Balance Sheet Improvement & Financial Results Credit Line Other Debt After 08020702 0602 5020Debt Maturities (as of May 31, 2004) 40 gn inia mRe $350.0 $300.0 $250.0 $200.0 $150.0 $100.0$50.0 $millions

Balance Sheet Improvement & Financial ResultsTop 5 Institutional Owners (as of December 31, 2003) % of Shares Outstanding 14.80 3.46 3.02 2.891.57 Shares Owned 3,559,400 831,523 725,603 695,000 377,733 Institution Cohen & SteersVanguard Group Teachers Insurance & Annuity Corporation Barclays Bank of America StateStreet Corp.1 2 3 4 5

Balance Sheet Improvement & Financial Results Institutional Ownership (as of December 31, 2003)34.30% 2003 9.58% 2001 40.00% 35.00% 30.00% 25.00% 20.00% 15.00% 10.00% 5.00%0.00%

Balance Sheet Improvement & Financial ResultsShareCommon Diluted Per $35 $30 $25 $20 $15 $10 $5 $0 2003 2002 2001 2000 $1.80 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00millions) (inPer Share Total 13,858 Average Diluted Outstanding Shares (thousands)20,401 18,816 23,812

Balance Sheet Improvement & Financial Results Dividend = $1.30 $1.30 2003 $1.30 2002 $1.30 2001$1.27 2000 $1.40 $1.20 $1.00 $0.80 $0.60$0.40 $0.20 $0.00

Balance Sheet Improvement & Financial Results Share Price Appreciation (based on common share closing prices) Merger Date 06/16/00 $9.9412.78%Price Yield12/31/02 $14.658.87% 12/31/01$14.60 8.9%3/31/04 $18.906.88% 12/31/03$18.10 7.18%

Balance Sheet Improvement & Financial Results Peer Comparisons100%Kramont 180%Equity REITs 260%Shopping Center Equity REITs2,3Russell 2000 440%S&P 500 520%NYSE Composite 60%Dow Jones Industrial Average7-20%1 Source: NAREIT2 Shopping center REITs only (no-40%regional mall or free standingREITs)-60%3 Source: Russell (www.russell.com)4 Source: Standard & Poors200320022001(www.standardandpoors.com)5 Source: New York Stock Exchange6 Source: Dow Jones & Company(www.djindexes.com)

The Future

The FutureGrow FFO Reduce leverage Obtain investment-grade rating Execute redevelopments Complete accretive acquisitions Divest of non-core assets

Detail & Notes

Detail (in thousands except for per share information)Three months endedMar. 31Unaudited200420031Summary of net income (loss) to commonshareholdersIncome from continuing operations$6,727$3,971Income from discontinued operations171,535Net income6,7445,506Preferred share distributions 2(2,370)(1,703)Charge for redemption of preferred shares 3(17,691)-Income (loss) to common shareholders($13,317)$3,803Income (loss) per share, basic and diluted($0.55)$0.16Reconciliation of net income to funds from operationsIncome (loss) to common shareholders($13,317)$3,803Add: Depreciation and amortization of real estate assets 4, 54,6154,220Plus: Loss from sale of income-producing real estate 63-Funds from operations (FFO)($8,699)$8,023FFO per share, basic and diluted($0.36)$0.34Weighted average common shares outstanding, basic24,06923,354Weighted average common shares outstanding, diluted24,15123,384

Notes 1 InIncome from continuing operations in the first quarter of 2004 was $6.7 millioncompared to $4.0 million for the same period in 2003; however, due largely to two non- recurring items related to the redemption of the Company’s 9.5% SeriesD Preferred Shares, loss to common shareholders was ($13.3 million) for thefirst quarter compared to income of $3.8 million last year. As previouslyreported, the Company was required to record a non-recurring charge of $17.7 million in connection with the redemption. addition, the Company was obligatedto pay distributions for a required 30 day notice period both on its Series DShares, which were called for redemption, and its new 8.25% Series E PreferredShares, which provided the proceeds for the redemption, resulting in an additional $306,000 of distributions for the period. If the above describednon-recurring charges were not applicable for the first quarter 2004, income tocommon shareholders and FFO would have been $3.5 million, or $.15 per share,and $8.2 million, or $0.34 per share, respectively.

Notes 2

1 Certain 2003 income statement accounts have been reclassified to reflect the inclusion of properties sold during 2003 and 2004.

2 For the first quarter of 2004, preferred share distributions were $721,000 for the Series B Shares, $306,000 for the Series D Shares and $1,343,000 for the Series E Shares.

3 In connection with the redemption of the 9.5% Series D Cumulative Redeemable Preferred Shares on January 30, 2004, the Company's first quarter 2004 results reflect a non-recurring reduction in income to common shareholders of $17.7 million or $0.69 per common share (net of minority interest). This reduction was recorded in accordance with the July 31, 2003 Securities and Exchange Commission interpretation of FASB-EITF Abstract Topic D-42 ("The Effect on the Calculation of Earnings per Share for the Redemption or Induced Conversion of Preferred Stock"). Under this interpretation, the difference between the carrying amount of the shares ($14.4375 per share) and the redemption price ($25.00 per share) must be recorded as a reduction to Income to Common Shareholders and, therefore, impacts Earnings per Share and Funds from Operations per Share.

Notes 3

Funds from Operations:

Funds from Operations ("FFO"), as defined by the National Association of Real Estate Investment Trusts (NAREIT), consists of net income (computed in accordance with generally accepted accounting principles) before depreciation and amortization of real property, extraordinary items and gains and losses on the sale of income-producing real estate.

Notes on reconciliation of net income to FFO:

4 Net of minority interests of $319 and $306, respectively, for the three months ended March 31, 2004 and March 31, 2003.

5 Depreciation related to unconsolidated affiliates of $118 and $43, respectively, for the three months ended March 31, 2004 and March 31, 2003.

6 Net of amounts attributable to minority interests of ($1) for three months ended March 31, 2004.

The Company believes that FFO should be considered in conjunction with net income, as presented in the statements of operations. The Company believes that FFO is an appropriate measure of operating performance because real estate depreciation and amortization charges are not meaningful in evaluatir the operating results of the Company's properties and extraordinary items and the gain on the sale of income-producing real estate would distort the comparative measurement of performance and may not be relevant to ongoing operations. However, FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and should not be considered as an alternative to either net income as a measure of the Company's operating performance or to cash flows from operating activities as an indicator of liquidity or cash available to fund all cash flow needs. Since all companies do not calculate FFO in a similar fashion, the Company's calculation, presented above, may not be comparable to similarly titled measures reported by other companies.

: 610-834-8110 580 W. Germantown Pike Suite 200 Kramont Realty Trust Plymouth Meeting, PA 19462 Telephone : 610-825-7100 Facsimile For more information, visit our web-site: kramont.com